UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2007

Corcept Therapeutics Incorporated
(Exact name of registrant as specified in its charter)

000-50679
(Commission File Number)

Delaware	77-0487658
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

149 Commonwealth Drive
Menlo Park, CA 94025
(Address of principal executive offices, with zip code)

(650) 327-3270
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On March 30, 2007, Corcept Therapeutics Incorporated (the “Company”) entered into a Common Stock Purchase Agreement (the “Agreement”) with the purchasers named therein (the “Purchasers”), a copy of which is filed as Exhibit 10.1 hereto. Pursuant to the Agreement, the Company sold an aggregate of 9,000,000 shares of common stock, par value $0.001, to the Purchasers at a price of $1.00 per share, for aggregate proceeds of $9,000,000 (the “Offering”). The Company completed the Offering on March 30, 2007. The Purchasers included Paperboy Ventures, LLC, Sutter Hill Ventures and Alta Partners, LLP, all venture capital firms that are currently significant shareholders of the Company. The Purchasers also included G. Leonard Baker, Jr., Joseph C. Cook, Jr., James A. Harper, David L. Mahoney, Alan F. Schatzberg, M.D. and James N. Wilson, who are members of the Company’s board of directors, and other qualified investors. Mr. Baker is a partner at Sutter Hill Ventures.

The financing is exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(2) the Securities Act of 1933, as amended.

The securities sold and issued in connection with the Agreement have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. As part of the transaction, the Company has agreed to file a registration statement with the Securities and Exchange Commission for purposes of registering the resale of certain of the common stock issued in the private placement within two business days following the filing of its Form 10-K for its fiscal year ending December 31, 2006.

The foregoing description of the transaction is only a summary and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 hereto, and which is hereby incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 8.01 Other Information

On March 30, 2007, the Company issued the press release attached hereto as Exhibit 99.1 regarding the transaction described in this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8K:

10.1 Common Stock Purchase Agreement dated as of March 30, 2007
99.1 Press Release of Corcept Therapeutics Incorporated dated March 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date: April 3, 2007	By:	/s/ Fred Kurland
Fred Kurland
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Common Stock Purchase Agreement dated as of March 30, 2007
99.1	Press Release of Corcept Therapeutics Incorporated dated March 30, 2007